Execution Version
TRANSITION, SEPARATION, AND GENERAL RELEASE AGREEMENT

    This Transition, Separation, and General Release Agreement (this “Agreement”) is entered into by and between Steven Berns (“Employee”) and GTT Communications, Inc. (the “Company,” together with Employee, the “Parties”). The Parties hereby agree as follows:
1.The Parties mutually agree that Employee’s final date of employment will be January 31, 2021 (Employee’s final date of employment, the “Separation Date”). After the Separation Date, Employee no longer will be, and will not hold himself out as, an employee, agent, or representative of the Company. Employee will be paid his current base salary in accordance with the terms and conditions of Paragraph 2 below through the Separation Date. On the Separation Date, Employee will be paid for all accrued but unused vacation. For the avoidance of doubt, the Parties acknowledge and agree that Employee’s termination constitutes a termination by Employee in accordance with Section 7.6 of the Employment Agreement between Employee and the Company dated April 6, 2020 (the “Employment Agreement”) and shall not constitute a termination by the Employee for Good Reason or by the Company with or without Cause.
2.Effective as of December 4, 2020, Employee resigned from any and all directorships, committee memberships, and any other offices that Employee holds with the Company and/or any of the other Company Entities (as defined below). During the period commencing on December 5, 2020 and ending on the Separation Date (the “Transition Period”), Employee will serve in the role of advisor to the Company and will perform duties and responsibilities as reasonably requested of Employee from time to time by the Chief Executive Officer, other members of the Company’s senior management, or the Company’s Board of Directors. During the Transition Period, the Company reserves the right, in its sole discretion, to not provide Employee with any work, alter Employee’s job duties consistent with the role of advisor, and/or relieve Employee from all job duties. Employee may continue to provide his services hereunder remotely (from his home or otherwise) and will not be required to report physically to any Company office. During the Transition Period, Employee agrees to (a) use his reasonable best efforts, ability and experience to conscientiously perform Employee’s advisor job duties, as assigned; (b) reasonably comply with and be bound by Company’s operating policies, procedures, and practices from time to time in effect, as published and generally made available to the employees of the Company; (c) comply with his obligations to the Company pursuant to Section 4 of the Employment Agreement and pursuant to the Executive Invention Assignment and Confidentiality Agreement to which he is a party; and (d) transition and transfer knowledge of Employee’s job duties to others as requested (all of the foregoing, the “Transition Duties”). Effective January 1, 2021, the foregoing Transition Duties will not exceed twenty (20) hours per week. During the Transition Period, Employee will continue to receive his base salary at the rate currently in effect as of the Effective Date and will remain eligible to participate in the Company’s benefit plans and programs in which Employee is currently eligible to participate during the Transition Period; provided, however, that Employee shall not be eligible for any bonus amounts during or after the Transition Period.
3.In consideration for signing (and not revoking) both this Agreement and the Post-Employment Release attached hereto as Annex A (which Post-Employment Release must be signed within the twenty-one (21) day period immediately following the Separation Date, but not before the Separation Date; provided, that Employee’s obligation to execute the Post-Employment Release will be deemed waived by the Company if the Company fails to execute the Post-Employment Release on or within five (5) business days following the Separation Date), and Employee’s compliance with both this Agreement and its Annex A, including but not limited to Paragraphs 1 and 2 hereof, in full settlement of any compensation or benefits to which Employee otherwise could claim to be entitled, and in exchange for the mutual promises, covenants, releases, and waivers set forth in this Agreement and its Annex A:
    (a)    The Company will provide Employee with a cash payment in the amount of $490,000 (less required tax withholdings), payable in a lump sum via wire transfer within twenty-four (24) hours of the Effective Date (as defined below);
    (b)    Within twenty-four (24) hours of the Effective Date, the Company will pay directly to Employee’s counsel, as directed by Employee, the total amount of legal fees and expenses incurred by Employee in connection with Employee’s separation from the Company and the negotiation and execution of this Agreement, up to $25,000 (and will promptly pay to such counsel at the direction of Employee any additional reasonable fees and expenses incurred by Employee in connection with any future negotiations with the Company relating to this Agreement, including any amendments thereto); and
    (c)    The Company will provide Employee with a payment in the amount of $10,000 (less required tax withholdings), payable in a lump sum on the Company’s first regularly scheduled payroll date following the Post-Employment Release Effective Date, but in all events on or prior to March 15, 2021.
4.Employee acknowledges that Employee would not be entitled to the consideration set forth in Paragraph 3 above, but for the terms of this Agreement. Employee acknowledges and agrees that (a) the consideration provided to Employee pursuant to this Agreement (i) is in full discharge of any and all liabilities and obligations of the Company to Employee, monetarily or otherwise, with respect to his employment, and (ii) exceeds any payment, benefit, or other thing of value to which Employee might otherwise be entitled; and (b) Employee is not entitled to any bonus or deferred compensation with respect to 2020 or any other year, or any other salary, wages, awards, severance, interests, profit share, commissions, overtime, paid time off, premiums, royalties, equity, carried interest, deferred compensation, or other forms of compensation, benefits, fringe benefits, perquisites, or payments of any kind or nature whatsoever (collectively, “Compensation”), except for (x) salary and benefits earned and accrued for the current payroll period but unpaid through the Effective Date and (y) as otherwise explicitly provided in this Agreement. For the avoidance of doubt, Employee further acknowledges and agrees that any and all equity granted to the Employee, including, but not limited to, equity granted under the Company’s Employee, Directors & Consultant Stock Plan, shall automatically be forfeited.
5.Employee’s health benefits provided through the Company will continue through the Separation Date. Thereafter, pursuant to federal law, and independent of this Agreement, Employee and Employee’s eligible dependents will be entitled to elect benefit continuation coverage if Employee timely applies for COBRA benefits. Information regarding Employee’s rights under COBRA will be provided to Employee in a separate mailing. As explained more fully in the materials Employee will receive, COBRA coverage may cease at any time Employee is deemed eligible for group health coverage from another employer.
6.In exchange for the consideration provided to Employee pursuant to Paragraph 3, above, which Employee acknowledges is fair and sufficient and exceeds any payment, benefit, or other thing of value to which Employee might otherwise be entitled, Employee hereby agrees, represents, and warrants as follows:

(a)    Employee, on behalf of himself and all of his heirs, executors, administrators, successors, and assigns (collectively, “Releasors”), hereby releases and forever waives and discharges any and all claims, liabilities, causes of action, demands, charges, complaints, suits, rights, costs, debts, expenses, promises, agreements, or damages of any kind or nature (collectively, “Claims”) that Employee or any of the other Releasors ever had, now has, or might have against the Company (together with the foregoing’s respective subsidiaries and any entities under common control with the foregoing, the “Company Entities”), and each of the Company Entities’ respective officers, members, directors, partners, employees, affiliates, agents, investors, and representatives (collectively “Releasees”), arising at any time prior to and including the date Employee executes this Agreement, whether such Claims are known or unknown to Employee, whether such Claims are accrued or contingent, including, but not limited to, (i) Claims arising out of, or which might be considered to arise out of or to be connected in any way with, Employee’s employment or other relationship with the Company Entities, or the termination of such employment or other relationship; (ii) Claims under any contract, agreement, or understanding Employee may have with any of the Releasees, written or oral, express or implied, at any time prior to the date Employee executes this Agreement (including, but not limited to, Claims under the Employment Agreement); (iii) Claims arising under any federal, state, foreign, or local law, rule, constitution, ordinance, or public policy, including, without limitation, (A) Claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Family and Medical Leave Act, the Fair Labor Standards Act, the Equal Pay Act, the Employee Retirement Income Security Act of 1974, the Vietnam Era Veterans Readjustment Act of 1974, the Immigration Reform and Control Act of 1974, the Labor Management Relations Act, the National Labor Relations Act, the Occupational Safety and Health Act, the Rehabilitation Act of 1973, the Uniformed Services Employment and Reemployment Rights Act, the Worker Adjustment and Retraining Notification Act, the Sarbanes-Oxley Act of 2002, the Internal Revenue Code of 1986, the Delaware or Virginia Discrimination Laws, the Virginia Fair Employment and Housing Act (as amended), all as amended, and/or any other federal, state, foreign, or local labor law, wage and hour and wage payment law, employee relations and/or fair employment practices law, or public policy; (B) Claims arising in tort, including, but not limited to, Claims for misrepresentation, defamation, libel, slander, invasion of privacy, conversion, replevin, false light, tortious interference with contract or economic advantage or business relations, negligence, fraud, fraudulent inducement, quantum meruit, promissory estoppel, prima facie tort, restitution, or the like; and (C) Claims for Compensation, other monetary or equitable relief, attorneys’ or experts’ fees or costs, forum fees or costs, or any tangible or intangible property of Employee that remains with any of the Releasees; and (iv) Claims arising under any other applicable law, regulation, rule, policy, practice, promise, understanding, or legal or equitable theory whatsoever. Employee specifically intends this release to be the broadest possible release permitted under law. Notwithstanding the foregoing, Employee shall not be deemed to have released (A) any Claims which arise after the date Employee executes the Agreement; (B) any obligations undertaken by the Company within the Agreement, or Claims Employee may have arising from or related to a breach of the Agreement by the Company; (C) any vested benefits under any employee benefit plan (in accordance with the books and records of such plan, and subject to the terms and conditions of the applicable governing plan documents) or any salary and benefits earned and accrued for the current payroll period but unpaid through the Effective Date; (D) any rights to indemnification under any agreement between Employee and the Company Entities (including the Employment Agreement), under the governing or formation documents of the Company Entities, or under any applicable law or insurance policy (subject to the terms and conditions of such agreement, document, law or policy), which, for the avoidance of doubt, include rights to advancements for litigation-related expenses that may be incurred by Employee, including expenses of legal counsel selected and retained by Employee; or (E) any Claim or rights which cannot be waived by law.

    (b)    Except as set forth in Paragraph 8(b) of this Agreement and/or with respect to Claims not waived, and rights retained, by Employee pursuant to this Agreement, Employee represents and warrants that he has never commenced or filed, or caused to be commenced or filed, any lawsuit or arbitration against any of the Releasees. Except as set forth in Paragraph 8(b) of this Agreement and/or with respect to Claims not waived, and rights retained, by Employee pursuant to this Agreement, Employee further agrees not to directly or indirectly commence, file, or in any way pursue, or cause or assist any person or entity to commence, file, or in any way pursue, any lawsuit or arbitration against any of the Releasees in the future. For the avoidance of doubt, nothing in the Agreement, the Post-Employment Release, the Employment Agreement, any other agreement between Employee and the Company, or any Company policy shall prevent Employee from filing a charge with the EEOC or any other government or self-regulatory agency, or from participating in any EEOC or other agency investigation; provided that Employee may not receive any relief (including, but not limited to, reinstatement, back pay, front pay, damages, attorneys’ or experts’ fees, costs, or disbursements) from any Releasee as a consequence of any such charge or litigation arising out of such a charge.
7.In exchange for the consideration provided to the Company hereunder, including Employee’s release of claims set forth in Paragraph 6 above, which the Company acknowledges is fair and sufficient and exceeds any payment, benefit, or other thing of value to which the Company might otherwise be entitled, the Company hereby agrees, represents, and warrants as follows:

(a)    The Company, on behalf of itself and the Company Entities, hereby releases and forever waives and discharges any and all Claims that the Company Entities ever had, now has, or might have against the Employee, arising at any time prior to and including the date the Company executes this Agreement, whether such Claims are known or unknown to the Company, whether such Claims are accrued or contingent, including, but not limited to, (i) Claims arising out of, or which might be considered to arise out of or to be connected in any way with, Employee’s employment or other relationship with the Company Entities, or the termination of such employment or other relationship; (ii) Claims under any contract, agreement, or understanding any Company Entity may have with Employee, written or oral, express or implied, at any time prior to the date the Company executes this Agreement (including, but not limited to, Claims under the Employment Agreement); (iii) Claims arising under any federal, state, foreign, or local law, rule, constitution, ordinance, or public policy, including, without limitation, (A) Claims arising in tort, including, but not limited to, Claims for misrepresentation, defamation, libel, slander, invasion of privacy, conversion, replevin, false light, tortious interference with contract or economic advantage or business relations, negligence, fraud, fraudulent inducement, quantum meruit, promissory estoppel, prima facie tort, restitution, or the like; and (B) Claims for monetary or equitable relief, attorneys’ or experts’ fees or costs, forum fees or costs, or any tangible or intangible property of any Company Entity that remains with Employee; and (iv) Claims arising under any other applicable law, regulation, rule, policy, practice, promise, understanding, or legal or equitable theory whatsoever. The Company specifically intends this release to be the broadest possible release permitted under law. Notwithstanding the foregoing, the Company shall not be deemed to have released (A) any Claims which arise after the date the Company executes the Agreement; (B) any obligations undertaken by Employee within the Agreement, or Claims the Company may have arising from or related to a breach of the Agreement by Employee; or (C) any Claim or rights which cannot be waived by law.
(b)    Except with respect to Claims not waived, and rights retained, by the Company pursuant to this Agreement, the Company represents and warrants that no Company Entity has ever commenced or filed, or caused to be commenced or filed, any lawsuit or arbitration against Employee. Except with respect to Claims not waived, and rights retained, by the Company pursuant to this Agreement, the Company further agrees not to, and to cause the Company Entities not to, directly or indirectly commence, file, or in any way pursue, or cause or assist any person or entity to commence, file, or in any way pursue, any lawsuit or arbitration against Employee in the future.
8.(a)    Employee acknowledges and agrees that Employee’s obligations under the Employment Agreement, including Section 4 thereof, shall remain in full force and effect during the Transition Period and following the Separation Date Sections 4, 6, 7.7, 7.8, 8, 9 and 10 shall remain in full force and effect in accordance with their terms; provided, however, that with respect to Section 4.1, and only Section 4.1, of the Employment Agreement, the Restricted Period will expire on March 31, 2021 (such obligations, as modified herein, the “Surviving Provisions”).
        (b)    Notwithstanding the foregoing, in accordance with the Defend Trade Secrets Act, 18 U.S.C. § 1833(b), and other applicable law, nothing in this Agreement, the Employment Agreement, or any other agreement or Company policy shall prevent Employee from, or expose Employee to criminal or civil liability under federal or state trade secret law for, (a) directly or indirectly sharing any trade secrets of the Company or other Confidential Information (except information protected by any of the Company Entities’ attorney-client or work product privilege) in confidence with law enforcement, an attorney, or with any federal, state, or local government agencies, regulators, or officials (including the EEOC, the Securities and Exchange Commission, or any applicable local agency), for the purpose of investigating, reporting, or complaining of a suspected violation of law, whether in response to a subpoena or otherwise, without notice to the Company, or (b) disclosing the Company’s trade secrets in a filing in connection with a legal claim, provided that the filing is made under seal. Further, and for the avoidance of doubt, nothing herein, in the Surviving Provisions, or in any other agreement between Employee and any Company Entity shall restrict Employee from making truthful statements (x) when required by law, subpoena, court order, or the like; (y) when requested by a governmental, regulatory, self-regulatory, or similar body or entity; or (z) in confidence to a professional advisor for the purpose of securing professional advice.
9.Employee agrees to consider any reasonable request the Company may make for his cooperation after January 31, 2021 and in the event Employee agrees to provide such cooperation, the Company will schedule Employee’s cooperation so as not to unduly interfere with Employee’s personal or professional pursuits.

10.(a)    Except as set forth in Paragraph 8(b), above, Employee agrees that Employee shall not, verbally or in writing, disparage in any manner or context the Company or any member of the Company’s Board of Directors or the Company’s senior management, including but not limited to the Chief Executive Officer, the Chief Operating Officer, and the General Counsel, in any manner likely to be materially harmful to them or their business, business reputation or personal reputation; provided that nothing herein shall in any way limit the exercise by Employee of his fiduciary or corporate duties or other similar obligations or prevent Employee from responding accurately and fully to any question, inquiry or request for information when required by legal process.
        (b)    The Company agrees that the Company shall instruct each member of the Company’s Board of Directors and the Company’s senior management, including but not limited to the Chief Executive Officer, the Chief Operating Officer, and the General Counsel, not to, verbally or in writing, disparage in any manner or context Employee, in any manner likely to be materially harmful to Employee, or Employee’s business reputation or personal reputation, nor shall the Company authorize, direct, or sanction any such public statement; provided that nothing herein shall in any way limit the exercise by any person of their fiduciary or corporate duties or other similar obligations or prevent any person from responding accurately and fully to any question, inquiry or request for information when required by legal process.
11.Each provision of this Agreement and its Annex A is severable from the other provisions hereof and thereof, and if any term or provision of this Agreement or its Annex A (or any portion thereof) is determined by an arbitrator or reviewing court of competent jurisdiction to be invalid, illegal, or incapable of being enforced, all other terms and provisions of this Agreement and its Annex A shall nevertheless remain in full force and effect. Upon a determination that any term or provision (or any portion thereof) is invalid, illegal, or incapable of being enforced, the Parties agree that an arbitrator or reviewing court shall have the authority to “blue pencil” or modify this Agreement and/or its Annex A so as to render it enforceable and effect the original intent of the Parties as reflected herein and therein, to the fullest extent permitted by applicable law.
12.This Agreement, including its Annex A, (a) may be executed in identical counterparts, each of which together shall constitute a single agreement; (b) shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party, notwithstanding which party may have drafted it; (c) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard any choice of law principles; (d) together with the Surviving Provisions, constitutes the Parties’ entire agreement, arrangement, and understanding regarding the subject matter herein, superseding any prior or contemporaneous agreements, arrangements, or understandings, whether written or oral, between Employee, on the one hand, and the Company, on the other hand, regarding the same subject matter; and (e) may not be modified, amended, discharged, or terminated, nor may any of its provisions be varied or waived, except by a further signed written agreement between the Parties. Facsimile, PDF, and other true and accurate electronic copies of this document shall have the same force and effect as originals hereof.
13.This Agreement is intended to be exempt from or satisfy, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), including current and future guidance and regulations interpreting such provisions, and it should be interpreted accordingly. Notwithstanding the foregoing, the Company does not guarantee that any payment hereunder complies with or is exempt from Section 409A of the Code and neither the Company, nor its executives, directors, officers, employees or affiliates shall have any liability with respect to any failure of this Agreement to comply with or be exempt from Section 409A of the Code. Each payment made under this Agreement will be treated as a separate payment for purposes of Section 409A of the Code and the right to a series of installment payments under this Agreement is to be treated as a right to a series of separate payments.
14.Each of the Parties agrees that a Party’s breach or threatened breach of this Agreement, Annex A (as applicable), or the Surviving Provisions (as applicable), may result in irreparable and continuing harm to the other Party for which there may be no adequate remedy at law. Therefore, the non-breaching Party, as appropriate, shall be entitled to seek emergency equitable relief, including a temporary restraining order and preliminary injunction, from a state or federal court of competent jurisdiction, without first posting a bond, to restrain any such breach or threatened breach. Such relief shall be in addition to any and all other remedies, including damages, available to such non-breaching Party.
15.(a)    By signing this Agreement below, Employee agrees, represents, and warrants that (i) no promise or inducement has been made to Employee other than those set forth in this Agreement, and Employee has executed this Agreement without reliance on any promises or representations by the Company or any of the other Releasees that is not included herein; (ii) Employee is fully competent to manage his personal and professional affairs, and understands that he is waiving legal rights, whether presently known or hereafter discovered, by signing this Agreement; (iii) Employee has been advised to consult with an attorney of Employee’s own choosing about this Agreement, and Employee has had an opportunity to thoroughly discuss the terms of this Agreement with such attorney, if Employee so desired; (iv) Employee is entering into this Agreement freely, knowingly, and voluntarily, without duress or coercion, and with an intent to be bound hereby; and (v) Employee fully understands the terms, conditions, and significance of this Agreement and its final and binding effect. Each of the Parties represents and warrants to the other Party that such Party has not assigned any of the Claims waived hereunder to any other person or entity.

(b)    To execute this Agreement, Employee must sign and date the Agreement below, and return a complete copy thereof, via email, to Chris McKee, General Counsel, GTT Communications, Inc., 7900 Tysons One Place, Suite 1450, McLean, Virginia 22102, Chris.McKee@gtt.net. The date this Agreement is executed by both Employee and the Company shall be the “Effective Date” of this Agreement; provided, that this Agreement shall be null and void ab initio if the Company does not pay to Employee the cash consideration set forth in Paragraph 3(a) above within twenty-four (24) hours of the Effective Date.
16.All of the terms and provisions of this Agreement shall inure to the benefit of and shall be binding upon the Parties hereto and their respective heirs, legal representatives, successors, and assigns. The Releasees are intended third-party beneficiaries to this Agreement and shall be entitled to enforce this Agreement, as applicable, in accordance with its terms. The person signing this Agreement on behalf of the Company is authorized to do so and to bind the Company to its terms.

AGREED TO:

EMPLOYEE                     GTT COMMUNICATIONS, INC.

/s/ Steven Berns_________________          By: /s/ Ernest Ortega______________
STEVEN BERNS                 ERNEST ORTEGA
                         Interim Chief Executive Officer

ANNEX A

POST-EMPLOYMENT RELEASE

In exchange for the consideration provided to Steven Berns (“Employee”) under the Transition, Separation, and General Release Agreement (the “Separation Agreement”) between Employee and GTT Communications, Inc. (the “Company”) (Employee and the Company together, the “Parties”), to which this Post-Employment Release is an Annex, and as a precondition to Employee’s receipt of the benefits provided in Paragraph 3 of the Separation Agreement, the Parties hereby agrees as follows. All capitalized terms utilized but not defined herein shall have the same meanings ascribed to them in the Separation Agreement:

1.Employee’s Release of Claims. In exchange for the consideration provided to Employee pursuant to Paragraph 3 of the Separation Agreement, which Employee acknowledges is fair and sufficient and exceeds any payment, benefit, or other thing of value to which Employee might otherwise be entitled, Employee hereby agrees, represents, and warrants as follows:

(a)Employee, on behalf of himself and all of his heirs, executors, administrators, successors, and assigns (collectively, “Releasors”), hereby releases and forever waives and discharges any and all claims, liabilities, causes of action, demands, charges, complaints, suits, rights, costs, debts, expenses, promises, agreements, or damages of any kind or nature (collectively, “Claims”) that Employee or any of the other Releasors ever had, now has, or might have against the Company (together with the foregoing’s respective subsidiaries and any entities under common control with the foregoing, the “Company Entities”), and each of the Company Entities’ respective officers, members, directors, partners, employees, affiliates, agents, investors, and representatives (collectively “Releasees”), arising at any time prior to and including the date Employee executes this Post-Employment Release, whether such Claims are known or unknown to Employee, whether such Claims are accrued or contingent, including, but not limited to, (i) Claims arising out of, or which might be considered to arise out of or to be connected in any way with, Employee’s employment or other relationship with the Company Entities, or the termination of such employment or other relationship; (ii) Claims under any contract, agreement, or understanding Employee may have with any of the Releasees, written or oral, express or implied, at any time prior to the date Employee executes this Post-Employment Release (including, but not limited to, Claims under the Employment Agreement); (iii) Claims arising under any federal, state, foreign, or local law, rule, constitution, ordinance, or public policy, including, without limitation, (A) Claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act of 1967 (“ADEA”) (29 U.S.C. § 626, as amended), the Older Workers Benefit Protection Act, the Family and Medical Leave Act, the Fair Labor Standards Act, the Equal Pay Act, the Employee Retirement Income Security Act of 1974, the Vietnam Era Veterans Readjustment Act of 1974, the Immigration Reform and Control Act of 1974, the Labor Management Relations Act, the National Labor Relations Act, the Occupational Safety and Health Act, the Rehabilitation Act of 1973, the Uniformed Services Employment and Reemployment Rights Act, the Worker Adjustment and Retraining Notification

Act, the Sarbanes-Oxley Act of 2002, the Internal Revenue Code of 1986, the Delaware or Virginia Discrimination Laws, the Virginia Fair Employment and Housing Act (as amended), all as amended, and/or any other federal, state, foreign, or local labor law, wage and hour and wage payment law, employee relations and/or fair employment practices law, or public policy; (B) Claims arising in tort, including, but not limited to, Claims for misrepresentation, defamation, libel, slander, invasion of privacy, conversion, replevin, false light, tortious interference with contract or economic advantage or business relations, negligence, fraud, fraudulent inducement, quantum meruit, promissory estoppel, prima facie tort, restitution, or the like; and (C) Claims for Compensation, other monetary or equitable relief, attorneys’ or experts’ fees or costs, forum fees or costs, or any tangible or intangible property of Employee’s that remains with any of the Releasees; and (iv) Claims arising under any other applicable law, regulation, rule, policy, practice, promise, understanding, or legal or equitable theory whatsoever. Employee specifically intends this release to be the broadest possible release permitted under law. Notwithstanding the foregoing, Employee shall not be deemed to have released (A) any Claims which arise after the date Employee executes this Post-Employment Release; (B) any obligations undertaken by the Company within the Separation Agreement or this Post-Employment Release, or Claims Employee may have arising from or related to a breach of the Separation Agreement or this Post-Employment Release by the Company; (C) any vested benefits under any employee benefit plan (in accordance with the books and records of such plan, and subject to the terms and conditions of the applicable governing plan documents); (D) any rights to indemnification under any agreement between Employee and the Company Entities (including the Employment Agreement), under the governing or formation documents of the Company Entities, or under any applicable law or insurance policy (subject to the terms and conditions of such agreement, document, law or policy), which, for the avoidance of doubt, include rights to advancements for litigation-related expenses that may be incurred by Employee, including expenses of legal counsel selected and retained by Employee; and (E) any Claim or rights which cannot be waived by law.

(b)Except as set forth in Paragraph 8(b) of the Separation Agreement and/or with respect to Claims not waived, and rights retained, by Employee pursuant to the Separation Agreement or this Post-Employment Release, Employee represents and warrants that he has never commenced or filed, or caused to be commenced or filed, any lawsuit or arbitration against any of the Releasees. Except as set forth in Paragraph 8(b) of the Separation Agreement and/or with respect to Claims not waived, and rights retained, by Employee pursuant to the Separation Agreement or this Post-Employment Release, Employee further agrees not to directly or indirectly commence, file, or in any way pursue, or cause or assist any person or entity to commence, file, or in any way pursue, any lawsuit or arbitration against any of the Releasees in the future. For the avoidance of doubt, nothing in the Separation Agreement, this Post-Employment Release, the Employment Agreement, any other agreement between Employee and the Company, or any Company policy shall prevent Employee from filing a charge with the EEOC or any other government or self-regulatory agency, or from participating in any EEOC or other agency investigation; provided that Employee may not receive any relief (including, but not limited to, reinstatement, back pay, front pay, damages, attorneys’ or experts’ fees, costs, or disbursements) from any Releasee as a consequence of any such charge or litigation arising out of such a charge.

2.Company’s Release of Claims. In exchange for the consideration provided to the Company hereunder, including Employee’s release of claims set forth in Paragraph 1 above, which the Company acknowledges is fair and sufficient and exceeds any payment, benefit, or other thing of value to which the Company might otherwise be entitled, the Company hereby agrees, represents, and warrants as follows:
(a)    The Company, on behalf of itself and the Company Entities, hereby releases and forever waives and discharges any and all Claims that the Company Entities ever had, now has, or might have against the Employee, arising at any time prior to and including the date the Company executes this Post-Employment Release, whether such Claims are known or unknown to the Company, whether such Claims are accrued or contingent, including, but not limited to, (i) Claims arising out of, or which might be considered to arise out of or to be connected in any way with, Employee’s employment or other relationship with the Company Entities, or the termination of such employment or other relationship; (ii) Claims under any contract, agreement, or understanding any Company Entity may have with Employee, written or oral, express or implied, at any time prior to the date the Company executes this Post-Employment Release (including, but not limited to, Claims under the Employment Agreement); (iii) Claims arising under any federal, state, foreign, or local law, rule, constitution, ordinance, or public policy, including, without limitation, (A) Claims arising in tort, including, but not limited to, Claims for misrepresentation, defamation, libel, slander, invasion of privacy, conversion, replevin, false light, tortious interference with contract or economic advantage or business relations, negligence, fraud, fraudulent inducement, quantum meruit, promissory estoppel, prima facie tort, restitution, or the like; and (B) Claims for monetary or equitable relief, attorneys’ or experts’ fees or costs, forum fees or costs, or any tangible or intangible property of any Company Entity that remains with Employee; and (iv) Claims arising under any other applicable law, regulation, rule, policy, practice, promise, understanding, or legal or equitable theory whatsoever. The Company specifically intends this release to be the broadest possible release permitted under law. Notwithstanding the foregoing, the Company shall not be deemed to have released (A) any Claims which arise after the date the Company executes the Post-Employment Release; (B) any obligations undertaken by Employee within the Separation Agreement or this Post-Employment Release, or Claims the Company may have arising from or related to a breach of the Separation Agreement or this Post-Employment Release by Employee; or (C) any Claim or rights which cannot be waived by law.
(b)    Except with respect to Claims not waived, and rights retained, by the Company pursuant to the Separation Agreement or this Post-Employment Release, the Company represents and warrants that no Company Entity has ever commenced or filed, or caused to be commenced or filed, any lawsuit or arbitration against Employee. Except with respect to Claims not waived, and rights retained, by the Company pursuant to the Separation Agreement or this Post-Employment Release, the Company further agrees not to, and to cause the Company Entities not to, directly or indirectly commence, file, or in any way pursue, or cause or assist any person or entity to commence, file, or in any way pursue, any lawsuit or arbitration against Employee in the future.

3.Non-Admission; Representations. This Post-Employment Release shall not in any way be construed as an admission by any of the Releasees or the Company Entities of any liability or of any wrongful acts whatsoever against Employee or any Company Entity or any other person or entity. Each Party represents and warrants that such Party is not aware of any facts or circumstances that he or it knows or believes to be either (a) a past or current violation of the Company Entities’ rules and/or policies related to Employee’s employment with the Company, or (b) a past or current violation of any laws, rules, and/or regulations applicable to Employee or the Company Entities, as applicable, related to Employee’s employment with the Company.

4.Return of Company Property. Employee agrees that, as of the Separation Date, Employee has complied with his obligations pursuant to Section 7.7 of the Employment Agreement and delivered to the Company Entities all property and information (including Confidential Information) belonging or relating to the Company Entities in Employee’s possession or under his control, and that Employee has not retained copies of any such property or information. Notwithstanding the foregoing, nothing herein shall prevent Employee from retaining electronic or manual copies of material solely for or related to compliance with regulatory requirements or related to his personal financial and tax matters.
5.Informed and Voluntary Signature; Execution of Post-Employment Release.
(a)    By signing this Post-Employment Release below, Employee agrees, represents, and warrants that (i) no promise or inducement has been made to Employee other than those set forth in this Post-Employment Release, and Employee has executed this Post-Employment Release without reliance on any promises or representations by the Company or any of the other Releasees that is not included herein; (ii) Employee is fully competent to manage his personal and professional affairs, and understands that he is waiving legal rights, whether presently known or hereafter discovered, by signing this Post-Employment Release; (iii) Employee has been advised to consult with an attorney of Employee’s own choosing about this Post-Employment Release, and Employee has had an opportunity to thoroughly discuss the terms of this Post-Employment Release with such attorney, if Employee so desired; (iv) Employee is entering into this Post-Employment Release freely, knowingly, and voluntarily, without duress or coercion, and with an intent to be bound hereby; and (v) Employee fully understands the terms, conditions, and significance of this Post-Employment Release and its final and binding effect. Each of the Parties represents and warrants to the other Party that such Party has not assigned any of the Claims waived hereunder to any other person or entity.
(b)    Employee understands that this Post-Employment Release includes a release covering all legal rights or claims under the Age Discrimination in Employment Act (“ADEA”), the Older Workers Benefit Protection Act, 29 U.S.C. § 621 et seq., and all other federal, state, and local laws regarding age discrimination, whether those claims are presently known or hereafter discovered. Employee is not waiving or releasing any right or Claim that Employee may have under the ADEA which arises after Employee signs this Post-Employment Release. Employee acknowledges that he is entitled to consider the terms of this Post-Employment Release for twenty-one (21) days following the Separation Date before signing it. Employee further understands that this Post-Employment Release shall be null and void if

Employee fails to execute this Post-Employment Release on or after the Separation Date but prior to expiration of the foregoing twenty-one (21) day period. To execute this Post-Employment Release, Employee must sign and date the Post-Employment Release below, and return a complete copy thereof, via email, to Chris McKee, General Counsel, GTT Communications, Inc., 7900 Tysons One Place, Suite 1450, McLean, Virginia 22102, Chris.McKee@gtt.net.
(c)    Should Employee execute this Post-Employment Release within the twenty-one (21) day period referenced above, Employee understands that he may revoke his acceptance of this Post-Employment Release within seven (7) days of the day he signs it (the “Revocation Period”). Employee may revoke his acceptance during the Revocation Period by notifying Chris McKee, General Counsel, GTT Communications, Inc., 7900 Tysons One Place, Suite 1450, McLean, Virginia 22102, Chris.McKee@gtt.net, in writing, within seven (7) calendar days after Employee executes this Post-Employment Release, by email. If Employee revokes this Post-Employment Release prior to the expiration of the Revocation Period, this Post-Employment Release and the promises contained herein (including, but not limited to, the Company’s obligations under Paragraph 3 of the Separation Agreement) automatically shall be null and void. If Employee does not revoke this Post-Employment Release within seven (7) days of signing it, this Agreement shall become fully binding, effective, irrevocable, and enforceable on the eighth (8th) calendar day after the day Employee executes it (the “Post-Employment Release Effective Date”).
(d)    Notwithstanding anything herein to the contrary, Employee’s obligation to execute the Post-Employment Release will be deemed waived by the Company if the Company fails to execute the Post-Employment Release on or within five (5) business days following the Separation Date.
6.Enforcement. This Post-Employment Release is part of the Separation Agreement and, once executed, may be enforced in accordance with Paragraph 14 of the Separation Agreement. Employee acknowledges and agrees that the Separation Agreement remains in full force and effect and, together with this Post-Employment Release and the Surviving Provisions, forms the entire agreement between the Parties.

To confirm the Parties’ agreement with the terms and conditions of this Post-Employment Release, each of the Parties has signed and dated it below. Neither Party may execute this Post-Employment Release prior to the Separation Date.

AGREED TO:

EMPLOYEE                     GTT COMMUNICATIONS, INC.

_________________________         By:_________________________
STEVEN BERNS
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